SUPPLEMENT TO THE PROSPECTUS

United Vanguard Fund, Inc.

The following information replaces the second paragraph of disclosure in the section entitled "WRIMCO and Its Affiliates":

Daniel P. Becker is primarily responsible for the day-to-day management of the Fund. Mr. Becker has held his Fund responsibilities since July 1, 1997. He is Vice President of WRIMCO, Waddell & Reed Asset Management Company, an affiliate of WRIMCO, and another investment company for which WRIMCO serves as investment manager. Mr. Becker has been an employee of Waddell & Reed Asset Management Company since October 1989, initially serving as an investment analyst and has served as a portfolio manager since January 1997.

To be attached to the cover page of the Prospectus of United Vanguard Fund, Inc. dated December 31, 1996, as previously supplemented.

This Supplement is dated July 1, 1997.

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